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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2002

HOLLYWOOD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-21824 (Commission File Number)	93-0981138 (I.R.S. Employer Identification No.)
9275 SW Peyton Lane Wilsonville, Oregon (Address of principal executive offices)		97070 (Zip Code)

Registrant's telephone number, including area code: (503) 570-1600

No Change
(Former name or former address, if changed since last report.)

Item 5. Other Events.

        On December 16, 2002, Hollywood Entertainment Corporation (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Prospectus Supplement, dated December 13, 2002, to the Prospectus, dated May 23, 2002, in connection with the offering of $225,000,000 aggregate principal amount of 9.625% Senior Subordinated Notes due 2011. The Company will sell the Notes pursuant to an Underwriting Agreement, dated December 13, 2002, among the Company, its wholly owned subsidiary, Hollywood Management Company, UBS Warburg LLC and Bear, Stearns & Co. Inc. A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1 and is incorporated in this report by reference.

        The Company will issue the Notes under a First Supplemental Indenture, dated December 18, 2002, to the Indenture, to be dated as of January 25, 2002, between the Company, as issuer, Hollywood Management Company, as guarantor, and BNY Western Trust Company, as trustee. The First Supplemental Indenture and the form of the Notes are attached to this report as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated in this report by this reference.

        Pursuant to the Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (Reg. No. 333-74802; 333-74802-01), as filed with the SEC on May 20, 2002 and declared effective on May 23, 2002, this Current Report is also filed to include the opinion and consent of Stoel Rives LLP, which are filed as Exhibit 5.1 and Exhibit 23.1, respectively, and to report the Company's Statement re Computation of Ratios, which is filed as Exhibit 12.1 to this Current Report, all of which are incorporated in this report by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c)
Exhibits.

1.1	Underwriting Agreement by and among Hollywood Entertainment Corporation, Hollywood Management Company, UBS Warburg LLC and Bear, Stearns & Co. Inc., dated December 13, 2002.
4.1
Form of First Supplemental Indenture, to be dated December 18, 2002, among Hollywood Entertainment Corporation, as issuer, Hollywood Management Company, as guarantor, and BNY Western Trust Company, as trustee.
4.2	Form of 9.625% Senior Subordinated Note due 2011 (included in Exhibit 4.1).
5.1	Opinion of Stoel Rives LLP.
12.1	Statement re computation of ratios.
23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: December 16, 2002

Hollywood Entertainment Corporation
By:	/s/ DONALD J. EKMAN Donald J. Ekman Executive Vice President of Legal Affairs

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement by and among Hollywood Entertainment Corporation, Hollywood Management Company, UBS Warburg LLC and Bear, Stearns & Co. Inc., dated December 13, 2002.
4.1
Form of First Supplemental Indenture, to be dated December 18, 2002, among Hollywood Entertainment Corporation, as issuer, Hollywood Management Company, as guarantor, and BNY Western Trust Company, as trustee.
4.2	Form of 9.625% Senior Subordinated Note due 2011 (included in Exhibit 4.1).
5.1	Opinion of Stoel Rives LLP.
12.1	Statement re computation of ratios.
23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1).

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
SIGNATURE
EXHIBIT INDEX